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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

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                       Date of Report: February 5, 1997

                             TFC ENTERPRISES, INC.
             (Exact name of Registrant as specified in its charter)

                                    Delaware

         (State or other jurisdiction of incorporation or organization)


            1-11121                                    54-1306895
    (Commission File Number)               (I.R.S. Employer Identification No.)

5425 Robin Hood Road, Suite 101B
      Norfolk, Virginia                                   23513
(Address of Principal Executive Offices)               (Zip Code)


       Registrant's telephone number, including area code: (757) 858-1400
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ITEM 5.  OTHER EVENTS

         A press release announcing the signing of a commitment letter between Hibernia National Bank's Commercial Finance Unit and First Community Finance; a wholly owned subsidiary of TFC Enterprises, Inc., for a new credit facility--exhibit 99
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TFC ENTERPRISES, INC.


                                        By:  DAVID W. KARSTEN
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                                            David W. Karsten
                                            VP, Treasurer, and CFO


Date:  February 5, 1997

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                                 EXHIBIT INDEX


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EXHIBIT NO.                     DESCRIPTION OF EXHIBIT                     SEQUENTIAL PAGE NO.
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   99.                          Press release dated February 4, 1997                6

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